                                                                   EXHIBIT 10.38

                                 Luminent, Inc.

                              EMPLOYMENT AGREEMENT

      This employment agreement is effective as of October 16, 2000, between Luminent, Inc. ("LUMINENT, INC.") and Monika M. Arboles ("Employee").

A.    Recitals

1. LUMINENT, INC. desires to employ the Employee, and the Employee desires to accept such employment, on the terms and conditions set forth in this agreement.

2. The representations, warranties, covenants and agreements of the Employee are in consideration of the compensation paid to Employee and shall survive the termination of this agreement.

3. LUMINENT, INC. is materially relying upon each of Employee's covenants, agreements, representations and warranties in employing Employee with the company.

THEREFORE, in consideration of the above recitals and of the mutual promises and conditions in this agreement, it is agreed as follows:

B.    At-Will Nature of Employment

1. It is understood and agreed between LUMINENT, INC. and Employee that the employment relationship is "at-will": in other words, employment may be terminated at any time, with or without cause, and with or without notice. Employee understands and acknowledges that his or her employment with LUMINENT, INC. is for no specific term. LUMINENT, INC. has and will continue to have the absolute and unconditional right to terminate the employment relationship for any reason, with or without cause or prior notice. Nothing in this Agreement shall obligate LUMINENT, INC. to continue to retain Employee as an employee.

C.    Duties

1. Employee shall, under the direction of the Chief Executive Officer and President of the Company, and such other executive or management, perform the duties of LUMINENT, INC.'s Vice President of Human Resources and Assistant General Counsel and such other duties as the Chief Executive Officer, President, or such other executive or management may from time to time assign either orally or in writing, and subject to the direction and policies of LUMINENT, INC. and its board of directors as they may be, from time to time, stated either orally or in writing.

2. While employed with LUMINENT, INC., Employee agrees that he or she will not undertake planning for or organization of any business activity competitive with LUMINENT, INC.'s business or combine or join with other employees or representatives of LUMINENT, INC.'s business for the purpose of organizing any such competitive business activity.

3. Employee shall promptly disclose to LUMINENT, INC.'s appropriate corporate officers or directors all business opportunities that (i) are present to Employee in his or her capacity as an employee of the company, and (ii) of a similar nature to the type of business in which LUMINENT, INC. currently engages in or has expressed an interest in engaging in the future. Employee shall not usurp or take advantage of any such business opportunity without first offering such opportunity to LUMINENT, INC.

4. Employee shall not take any of the following actions on behalf of LUMINENT, INC. without the express written approval of the board of directors:

      a) Borrowing or obtaining credit in any amount or executing any guaranty;

      b) Expending funds for capital equipment in excess of budgeted expenditures for any calendar month;

      c) Selling or transferring capital assets exceeding $500 in marked value in any single transaction or exceeding $500 in market value in any one fiscal year;

      d) Executing any contract or making any commitment for the purchase or sale of LUMINENT, INC.'s products or facilities in an amount exceeding $100;

      e) Executing any lease of real or personal property providing for any in excess of $0;

      f) Exercising any discretionary authority or control over the management of any employee welfare or pension benefit plan or over the disposition of the assets of any such plan; and,

5. The Employee shall devote all of his business time, attention, and energy to the Company and shall not, during the term of his/her employment, be actively engaged in any managerial or employment capacity in any other business activity for gain, profit, or other pecuniary advantage, unless LUMINENT, INC. consents to Employee's involvement in such business activity in writing. This restriction shall not be construed as preventing the Employee from making investments that do not unreasonably interfere with the performance of his/her duties with the LUMINENT, INC.

6. Employee represents to LUMINENT, INC. that he/she has no other outstanding commitments inconsistent with any of the terms of this agreement or the services to be rendered under it.

7. Employee understands that his or her presence at the LUMINENT, INC.'s worksite located at Chatsworth, California, is an essential function of his/her position and represents herein that he/she would not be able to perform the essential functions of his/her position from anywhere else other than LUMINENT, INC.'s worksite. Additionally, Employee understands that his or her ability to work in a high stress environment is a further essential function of his/her position.

D.    Compensation

1. Employee's monthly salary shall be 10,000.00, payable in accordance with LUMINENT, INC.'s regular payroll procedures.

2. LUMINENT, INC. agrees to recommend that the Board of Directors grant to Employee an option to purchase 60,000 shares of LUMINENT, INC.'s common stock (the "Options") which shall be governed by the Amended and Restated 2000 Stock Option Plan and Employee's Stock Option Agreement. Employee's Options will have an exercise price equal to the initial public offering price per share of Luminent's common stock. Employee's options shall vest at the rate of 25% per year, commencing on the anniversary of the Employee's hire date and annually thereafter. The terms of the Options shall be set forth in a separate stock option agreement (the "Option Agreement") in the form enclosed herein, which Employee will be required to sign at the time the IPO registration statement (or amendment thereto) containing the IPO price is filed. All of Employee's rights and remedies with regard to the Options are set forth in the Option Agreement and the related Plan, a form of which is provided herewith. Employee's ability to exercise his or her Options shall be limited by the terms of the Option Agreement and Plan as more specifically set forth therein.

3. Employee is aware that the sale of the securities that are the subject of this agreement has not been qualified with the Commissioner of Corporations of the State of California and the issuance of the securities or the payment or receipt of any part of the consideration therefore prior to the qualification is unlawful, unless the sale of securities is exempt from the qualification by
Section 25100, 25102, 25105 of the California Corporations Code. The rights of all parties to this agreement are expressly conditioned upon the qualification being obtained, unless the sale is so exempt.

4. At the Company's sole and absolute discretion, Employee shall receive a quarterly bonus of up to 45% (annualized) based upon the Company's performance and Employee's achievement of performance criteria determined by LUMINENT, INC.

5. Employee understands that he or she shall be exempt from overtime payments as defined by state and federal wage and hour laws. Employee further understands that during his/her employment, Employee shall devote such time, interest, and effort to the performance of this agreement as may be fairly and reasonably necessary.

E.    Other Employee Benefits

1. Upon successful completion of an Introductory Period, as defined by the company's policies and procedures, Employee shall be entitled to all employee benefits extended, from time to time, to all regular, full-time employees of LUMINENT, INC.; however, the company reserves the right to modify, suspend or discontinue any and all benefit plans, policies, and practices at any time without notice to or recourse by Employee.

2. Employee shall be reimbursed for the cost of automobile insurance and gasoline, not to exceed $250 per month.

2. In the event that Employee's employment with LUMINENT, INC. is terminated other than for Cause, he/she shall receive from the date of termination over a one year period an amount equal to the sum of her annual salary. For purposes of this paragraph, Cause is defined as a) a material act of dishonesty, b) disclosure by Employee of confidential information, c) gross carelessness or misconduct, d) unjustifiable neglect of his duties under this Agreement, and e) any act that has a direct, substantial, and adverse effect on LUMINENT, INC.'s reputation.

F.    Prohibition Against Assignment and Modification

1. Employee acknowledges that the services to be rendered by him or her are unique and personal. Neither this Agreement nor any right or obligation of Employee hereunder may be assigned by Employee without the prior written consent of the Chief Executive Officer or President of LUMINENT, INC. Subject thereto, this Agreement and the covenants and conditions herein contained shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

2. This Agreement may not be modified except by a writing duly signed by the Chief Executive Officer, President, or Vice President of Human Resources of LUMINENT, INC.

G.    Execution of Other Documents and Agreements

1. Employee represents and warrants herein that he or she shall execute LUMINENT, INC.'s Assignment of Rights and Confidentiality and Non-Disclosure Agreement, and further



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understands that employment with the company is contingent upon employee's execution of said agreement.

H.    Background Check

1. Employee acknowledges that his/her employment with the Company is contingent upon successful completion of a background check.

I.    Policies and Procedures

1. Employee agrees to comply with the Company's policies and procedures, both oral and written. Said agreement to comply is a condition precedent to Employee's employment with the Company. Employee shall execute all forms acknowledging receipt of and adherence to said policies and procedures.

I HAVE READ ALL OF THIS AGREEMENT AND UNDERSTAND IT COMPLETELY. BY MY SIGNATURE BELOW, I REPRESENT THAT THIS AGREEMENT IS THE ONLY STATEMENT MADE BY OR ON BEHALF OF THE COMPANY UPON WHICH I HAVE RELIED IN SIGNING THIS AGREEMENT.


Date: _______________                     _____________________________________
                                          [Name of Employee]

                                          _____________________________________
                                          [Signature]

                                          Typed Name: _________________________

                                          Address:    _________________________

                                                      _________________________



Date: _______________                     LUMINENT, INC.

                                          _____________________________________
                                          [Signature]

                                          _____________________________________
                                          [Title:  Chief Executive Officer,
                                          President, or Vice President of
                                          Human Resources]



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

                                 Luminent, Inc.

                              EMPLOYMENT AGREEMENT

      This employment agreement is effective as of November 9, 2000, between Luminent, Inc. ("LUMINENT, INC.") and Glenn Weinman ("Employee").

A.    Recitals

1. LUMINENT, INC. desires to employ the Employee, and the Employee desires to accept such employment, on the terms and conditions set forth in this agreement.

2. The representations, warranties, covenants and agreements of the Employee are in consideration of the compensation paid to Employee and shall survive the termination of this agreement.

3. LUMINENT, INC. is materially relying upon each of Employee's covenants, agreements, representations and warranties in employing Employee with the company.

THEREFORE, in consideration of the above recitals and of the mutual promises and conditions in this agreement, it is agreed as follows:

B.    At-Will Nature of Employment

1. It is understood and agreed between LUMINENT, INC. and Employee that the employment relationship is "at-will": in other words, employment may be terminated at any time, with or without cause, and with or without notice. Employee understands and acknowledges that his or her employment with LUMINENT, INC. is for no specific term. LUMINENT, INC. has and will continue to have the absolute and unconditional right to terminate the employment relationship for any reason, with or without cause or prior notice. Nothing in this Agreement shall obligate LUMINENT, INC. to continue to retain Employee as an employee.

C.    Duties

1. Employee shall, under the direction of the Chief Executive Officer and President of the Company, and such other executive or management, perform the duties of LUMINENT, INC.'s Vice President, General Counsel, and Secretary and such other duties as the Chief Executive Officer, President, or such other executive or management may from time to time assign either orally or in writing, and subject to the direction and policies of LUMINENT, INC. and its board of directors as they may be, from time to time, stated either orally or in writing.

2. While employed with LUMINENT, INC., Employee agrees that he or she will not undertake planning for or organization of any business activity competitive with LUMINENT, INC.'s business or combine or join with other employees or representatives of LUMINENT, INC.'s business for the purpose of organizing any such competitive business activity.

3. Employee shall promptly disclose to LUMINENT, INC.'s appropriate corporate officers or directors all business opportunities that (i) are present to Employee in his or her capacity as an employee of the company, and (ii) of a similar nature to the type of business in which LUMINENT, INC. currently engages in or has expressed an interest in engaging in the future. Employee shall not usurp or take advantage of any such business opportunity without first offering such opportunity to LUMINENT, INC.

4. Employee shall not take any of the following actions on behalf of LUMINENT, INC. without the express written approval of the board of directors:

      a) Borrowing or obtaining credit in any amount or executing any guaranty;

      b) Expending funds for capital equipment in excess of budgeted expenditures for any calendar month;

      c) Selling or transferring capital assets exceeding $500 in marked value in any single transaction or exceeding $500 in market value in any one fiscal year;

      d) Executing any contract or making any commitment for the purchase or sale of LUMINENT, INC.'s products or facilities in an amount exceeding $100;

      e) Executing any lease of real or personal property providing for any in excess of $0;

      f) Exercising any discretionary authority or control over the management of any employee welfare or pension benefit plan or over the disposition of the assets of any such plan; and,

      g) Entering into or making any contract of employment on behalf of LUMINENT, INC..

5. Employee is not authorized to hire, fire or discipline any employee unless authorized by the Chief Executive Officer or Vice President of Human Resources.

6. The Employee shall devote all of his business time, attention, and energy to the Company and shall not, during the term of his/her employment, be actively engaged in any managerial or employment capacity in any other business activity for gain, profit, or other pecuniary advantage, unless LUMINENT, INC. consents to Employee's involvement in such business activity in writing. This restriction shall not be construed as preventing the Employee from making investments that do not unreasonably interfere with the performance of his/her duties with the LUMINENT, INC.

7. Employee represents to LUMINENT, INC. that he/she has no other outstanding commitments inconsistent with any of the terms of this agreement or the services to be rendered under it.

8. Employee understands that his or her presence at the LUMINENT, INC.'s worksite located at Chatsworth, California, is an essential function of his/her position and represents herein that he/she would not be able to perform the essential functions of his/her position from anywhere else other than LUMINENT, INC.'s worksite. Additionally, Employee understands that his or her ability to work in a high stress environment is a further essential function of his/her position.

D.    Compensation

1. Employee's monthly salary shall be 12,500.00, payable in accordance with LUMINENT, INC.'s regular payroll procedures.

2. LUMINENT, INC. agrees to recommend that the Board of Directors grant to Employee an option to purchase 140,000 shares of LUMINENT, INC.'s common stock (the "Options") which shall be governed by the Amended and Restated 2000 Stock Option Plan and Employee's Stock Option Agreement. Employee's Options will have an exercise price equal to the initial public offering price per share of Luminent's common stock. Employee's options shall vest at the rate of 25% per year, commencing on the anniversary of the Employee's hire date and annually thereafter. The terms of the Options shall be set forth in a separate stock option agreement (the "Option Agreement") in the form enclosed herein, which Employee will be required to sign at the time the IPO registration statement (or amendment thereto) containing the IPO price is filed. All of Employee's rights and remedies with regard to the Options are set forth in the Option Agreement and the related Plan, a form of which is provided herewith. Employee's ability to exercise his or her Options shall be limited by the terms of the Option Agreement and Plan as more specifically set forth therein.

3. Employee is aware that the sale of the securities that are the subject of this agreement has not been qualified with the Commissioner of Corporations of the State of California and the issuance of the securities or the payment or receipt of any part of the consideration therefore prior to the qualification is unlawful, unless the sale of securities is exempt from the qualification by
Section 25100, 25102, 25105 of the California Corporations Code. The rights of all parties to this agreement are expressly conditioned upon the qualification being obtained, unless the sale is so exempt.

4. At the Company's sole and absolute discretion, Employee shall receive a quarterly bonus of up to 50% (annualized) based upon the Company's performance and Employee's achievement of performance criteria determined by LUMINENT, INC.

5. Employee understands that he or she shall be exempt from overtime payments as defined by state and federal wage and hour laws. Employee further understands that during his/her employment, Employee shall devote such time, interest, and effort to the performance of this agreement as may be fairly and reasonably necessary.

E.    Other Employee Benefits

1. Upon successful completion of an Introductory Period, as defined by the company's policies and procedures, Employee shall be entitled to all employee benefits extended, from time to time, to all regular, full-time employees of LUMINENT, INC.; however, the company reserves the right to modify, suspend or discontinue any and all benefit plans, policies, and practices at any time without notice to or recourse by Employee.

2. In the event that Employee's employment with LUMINENT, INC. is terminated other than for Cause, he shall receive from the date of termination over a one year period an amount equal to the sum of his annual salary. For purposes of this paragraph, Cause is defined as a) a material act of dishonesty, b) disclosure by Employee of confidential information, c) gross carelessness or misconduct, d) unjustifiable neglect of his duties under this Agreement, and e) any act that has a direct, substantial, and adverse effect on LUMINENT, INC.'s reputation.

F.    Prohibition Against Assignment and Modification

1. Employee acknowledges that the services to be rendered by him or her are unique and personal. Neither this Agreement nor any right or obligation of Employee hereunder may be assigned by Employee without the prior written consent of the Chief Executive Officer or President of LUMINENT, INC. Subject thereto, this Agreement and the covenants and conditions herein contained shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

2. This Agreement may not be modified except by a writing duly signed by the Chief Executive Officer, President, or Vice President of Human Resources of LUMINENT, INC.

G.    Execution of Other Documents and Agreements

1. Employee represents and warrants herein that he or she shall execute LUMINENT, INC.'s Assignment of Rights and Confidentiality and Non-Disclosure Agreement, and further



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understands that employment with the company is contingent upon employee's execution of said agreement.

H.    Background Check

1. Employee acknowledges that his/her employment with the Company is contingent upon successful completion of a background check.

I.    Policies and Procedures

1. Employee agrees to comply with the Company's policies and procedures, both oral and written. Said agreement to comply is a condition precedent to Employee's employment with the Company. Employee shall execute all forms acknowledging receipt of and adherence to said policies and procedures.

I HAVE READ ALL OF THIS AGREEMENT AND UNDERSTAND IT COMPLETELY. BY MY SIGNATURE BELOW, I REPRESENT THAT THIS AGREEMENT IS THE ONLY STATEMENT MADE BY OR ON BEHALF OF THE COMPANY UPON WHICH I HAVE RELIED IN SIGNING THIS AGREEMENT.


Date: _______________                     _____________________________________
                                          [Name of Employee]

                                          _____________________________________
                                          [Signature]

                                          Typed Name: _________________________

                                          Address:    _________________________

                                                      _________________________



Date: _______________                     LUMINENT, INC.

                                          _____________________________________
                                          [Signature]

                                          _____________________________________
                                          [Title:  Chief Executive Officer,
                                          President, or Vice President of
                                          Human Resources]

September 8, 2000

James S. Locke, Jr.
455 Third Avenue
Half Moon Bay, CA 94019

Dear Mr. Locke:

      It is with great pleasure that we extend an offer to you for employment with Luminent, Inc. ("Luminent"), on the following terms.

      Luminent is currently a wholly owned subsidiary of MRV Communications, Inc. ("MRV"). It is MRV's current plan to undertake an initial public offering of the common stock of Luminent within six months of the date hereof.

      Position. Your position will be that of Vice President of Sales & Marketing. On the start date of September 25, 2000, you agree that you will perform your duties faithfully and to the best of your ability and will devote your full business efforts and time to Luminent. During your employment with Luminent, you agree not to actively engage in any other employment, occupation or consulting activity for any direct or indirect remuneration without the prior approval of Luminent's Board.

      Salary, Bonus, Benefits. Upon joining Luminent, you will receive a base salary of $145,000.00 per annum, subject to appropriate taxes and withholdings, and payable in accordance with Luminent's standard payroll practices. You will receive a quarterly bonus "at target" of $16,313.00.

      Your home base will be located at 20500 Nordhoff St., Chatsworth, CA 91311. The Company will cover corporate housing and relocation expenses up to $50,000.00

      You will also be entitled to the other Luminent paid benefits regularly available from time to time to all Luminent employees, and subject to the terms and conditions of Luminent's policies and procedures, such as health, dental and vision insurance for you and your family, as well as vacation and other leave. Luminent will reimburse for you reasonable travel, entertainment or other expenses incurred by you in furtherance of or in connection with the performance of you duties hereunder, in accordance with Luminent's expense reimbursement policy as in effect from time to time. After six months of continued employment, you will also be eligible to enroll in Luminent's 401(K) plan.

      Stock Options. If you become a Luminent employee, you will be eligible for a grant under the 2000 Stock Plan for an option to purchase 60,000 shares of Luminent stock. All your Company Stock Options will have an exercise price set at the IPO price at the time of filing, and will vest (become exercisable) at the rate of 25% per year with the first anniversary of you hire date.

      Option Agreements. The terms of the Options shall be set forth in a separate stock option agreement (the "Option Agreement") which you will be required to sign at the time the IPO registration statement (or amendment thereto) containing the IPO Price is filed. All of your rights and remedies with regard to the Options are set forth I the Option Agreement and the related Luminent 2000 Stock Option Plan (the "Plan"). Your ability to exercise your Options shall be limited by the terms of the Option Agreement and Plan as more specifically set forth therein.

      Term and Severance. Your employment with Luminent pursuant to this Agreement shall commence on the dates set forth on the signature page hereto (the "Effective Date") and shall continue at will thereafter. Luminent shall be entitled to terminate your employment hereunder at any time, with or without cause.

      Upon termination of your employment, with or without cause, all Options that have vested through the date of termination will remain exercisable for a period of three months after the date of termination. In the event your employment is terminated by reason of your death or disability or by the Company other than for cause, you shall be entitled to receive as severance an amount equal your current annual salary (payable over a 12-month period following your date of termination on the same schedule as your salary would have been payable had your remained an employee of the Company).

      The sale of the securities that are subject of this agreement had not been qualified with the Commissioner of Corporations of the State of California and the issuance of the securities or the payment or receipt of any part of the consideration therefore prior to the qualification is unlawful, unless the sale of securities is exempt from the qualification by Section 25100, 25102, or 25105 of the California Corporations Code. The rights of all parties to this agreement are expressly conditioned upon the qualification being obtained, unless the sale is so exempt.

      Laws Applicable to Construction; Choice of Jurisdiction and Forum. This Agreement shall be construed and enforced in accordance with the laws of the State of California, without reference to the conflict of laws provisions of any jurisdiction. The parties hereby submit to the exclusive jurisdiction of and venue in the state courts of the State of California or the federal courts located within or the Central District of California with respect to any disputes concerning the subject matter of this agreement.

      We look forward to working with you at Luminent.

      Please indicate acceptance of this offer by signing and returning a copy of this letter within five calendar days. By signing this letter, you represent an warrant to Luminent that you are under no contractual commitments inconsistent with your obligations to Luminent. This offer, if not accepted, will expire at the close of business on September 13, 2000.


                                                Sincerely,


                                          By: _________________________________
                                                Dr. William R. Spivey
                                                Chief Executive Officer

Accepted: Date:______________

_____________________________
James S. Locke, Jr.